Exhibit 10.2

SECURITY AGREEMENT dated as of April 29, 2014, among MERGE HEALTHCARE INCORPORATED, as Borrower, and THE SUBSIDIARY GUARANTORS PARTY HERETO, and GUGGENHEIM CORPORATE FUNDING, LLC, as Collateral Agent

i

EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Copyright Security Agreement
EXHIBIT 5	Form of Patent Security Agreement
EXHIBIT 6	Form of Trademark Security Agreement
ii

SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of April 29, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) is made by MERGE HEALTHCARE INCORPORATED, a Delaware corporation (“Borrower”), and the Subsidiaries of Borrower from to time to time party hereto (the “Subsidiary Guarantors”), as pledgors, collateral assignors and debtors (Borrower, together with the Subsidiary Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, collateral assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

RECITALS

A.            Borrower, the Subsidiary Guarantors, Guggenheim Corporate Funding, LLC, in its capacity as Administrative Agent under the Credit Agreement, the Collateral Agent and the lending institutions listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.            Each Subsidiary Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Secured Obligations.

C.            Borrower and each Subsidiary Guarantor will receive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

D.            This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Secured Obligations.

E.            It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1           Definitions.

(a)            Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b)            Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.  Sections 1.03 and 1.05 of the Credit Agreement shall apply herein mutatis mutandis.

(c)            The following terms shall have the following meanings:

“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Support” shall mean all property (real or personal) assigned (for security), hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), to which such Pledgor is a party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreement(s), the Securities Account Control Agreement(s) and the Commodity Account Control Agreement(s).

“Copyrights” shall mean, collectively, with respect to each Pledgor, all works of authorship (whether protected by statutory or common law copyright, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, including the copyrights, registrations and applications listed on Schedule 14(c) to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of such copyrights, (ii) renewals, continuations  and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Deposit Account Control Agreement” shall mean an agreement in form and substance reasonably satisfactory to the Collateral Agent, establishing the Collateral Agent’s Control with respect to any Deposit Account.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Excluded Accounts” shall mean (i) any Deposit Account of a Pledgor that is used by such Pledgor solely as a payroll account for the employees of such Pledgor, (ii) Deposit Accounts the balance of which consists exclusively of withheld income taxes and federal, state or local employment taxes in such amounts as are required to be paid to the Internal Revenue Service or state or local government agencies within the following thirty days with respect to current or former employees of any of the Pledgors, (iii) Deposit Accounts the balance of which consists exclusively of amounts required to be paid over to an employee benefit plan, pension accounts, 401(k) accounts and employee wages, (iv) Deposit Accounts with amounts on deposit that, when aggregated with the amounts on deposit in all other Deposit Accounts for which Control Agreements have not been obtained (other than those specified in clauses (i) – (iii) and (v) – (vi) of this definition), do not exceed an average daily balance in any month of $250,000, (v) Deposit Accounts used for fiduciary and trust purposes and (vi) zero balance accounts.

“Excluded Perfection Actions” shall mean: the giving of notice or taking other actions (other than the filing of UCC financing statements) in respect of any (i) Instrument or Tangible Chattel Paper, to the extent the individual face amount thereof does not exceed $250,000 or the aggregate value of all Instruments and Chattel Paper for which perfection steps have not been taken in reliance on this clause (i) does not exceed $500,000, (ii) Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), to the extent the individual face amount thereof does not exceed $250,000 or the aggregate value of all Electronic Chattel Paper and “transferable records” for which perfection steps have not been taken in reliance on this clause (ii) does not exceed $500,000, (iii) Commercial Tort Claims, to the extent the individual value thereof does not exceed of $250,000 or the aggregate value of all Commercial Tort Claims for which perfection steps have not been taken in reliance on this clause (iii) does not exceed $500,000, (iv) Letter-of-Credit Rights, to the extent the individual value thereof does not exceed $250,000 or the aggregate value of all Letter-of-Credit Rights for which perfection steps have not been taken in reliance on this clause (iv) does not exceed $500,000, (v) Excluded Accounts, (vi) Securities Account or Commodity Account in which the amount and/or fair market value of the financial assets and or commodity contracts, as the case may be, held from time to time in such accounts does not exceed $500,000 in the aggregate, (vii) Intellectual Property registered in any jurisdiction other than the United States and (viii) other assets to the extent the Collateral Agent shall determine in its reasonable discretion in consultation with Borrower that the cost of perfecting a security interest therein (including any material adverse tax consequences resulting therefrom) outweighs the benefit to the Secured Parties to be afforded thereby.

“Excluded Property” shall mean

(i)            any permit or license issued by a Governmental Authority to any Pledgor or any lease, license, contract, or other agreement to which any Pledgor is a party (and such Pledgor’s rights thereunder), in each case, only to the extent and for so long as, pursuant to the terms of such permit, license, lease, contract, agreement or any applicable Legal Requirement, the grant of a security interest thereon in favor of the Collateral Agent (A) would constitute or result in (1) the abandonment, invalidation or unenforceability of any right, title or interest of such Pledgor therein, or (2) a breach or termination of the terms of, or a default under, such permit, license, lease, contract or agreement, or (B) requires the consent of any Person (other than the Pledgors) which, after the use of commercially reasonable efforts by the applicable Pledgor to obtain such consent, has not been obtained (in each case, after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code and any other insolvency or similar law of any jurisdiction) or principles of equity));

(ii)            property owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement, only to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits, or requires the consent of any Person (other than the Pledgors) which, after the use of commercially reasonable efforts by the applicable Pledgor to obtain such consent, has not been obtained, as a condition to the creation of any other security interest in such property (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code and any other insolvency or similar law of any jurisdiction) or principles of equity);

(iii)            any intent-to-use trademark application to the extent and for so long as creation by a Pledgor of a security interest therein would adversely affect the enforceability or validity of such trademark application or result in the loss by such Pledgor of any other material rights therein;

(iv)            motor vehicles and any other assets subject to certificates of title;

(v)            Equity Interests in partnerships, joint ventures and non Wholly Owned Subsidiaries, only to the extent and for so long as the terms of (1) any applicable Legal Requirement or (2) after the use of commercially reasonable efforts by the applicable Pledgor to remove or obtain a waiver of such prohibition, the Organizational Documents (including applicable agreements among all of the holders of Equity Interests in any such person), for customary business purposes (other than to avoid the requirements of the Loan Documents), validly prohibit the creation by such Pledgor of a security interest in the Equity Interests of such partnership, joint venture or non Wholly Owned Subsidiary in favor of the Collateral Agent;

(vi)            (i) Voting Stock of any Foreign Subsidiary which is owned by a Pledgor that is a CFC to the extent that such Voting Stock represents more than 65% of the Voting Stock of such CFC, (ii) Equity Interests of any Foreign Subsidiary that is not owned directly by a Pledgor, or (iii) Equity Interests of any Immaterial Subsidiary;

(vii)            any leasehold interests in Real Property and fee-owned Real Property with a fair market value of less than $2,000,000;

(viii)            any other assets to the extent the Collateral Agent shall determine in its reasonable discretion in consultation with Borrower that the cost of obtaining a security interest therein (including any material adverse tax consequences resulting therefrom) outweighs the value of the security interest to be afforded thereby;
provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (i) through (viii) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clause (i) through (viii)); provided, further, with respect to any property or assets described in clauses (i), (ii) and (v), that the security interest and Lien of the Collateral Agent pursuant to this Agreement shall attach immediately and automatically at such time as such prohibition on the creation of a security interest shall cease to be effective.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or any of the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith (other than Commercial Tort Claims), (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral or any of the Mortgaged Property including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, payment intangibles, deferred payments, deposits, refunds or indemnification claims to the extent the foregoing relate to any Pledged Collateral or any Mortgaged Property and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including (i) all goodwill connected with the use of and symbolized by any Intellectual Property Collateral in which such Pledgor has any interest, and (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, plans, policies, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill.

“Headquarters” shall mean the corporate headquarters and principal offices of Borrower, which, on the date hereof, are located at 350 North Orleans Street, First Floor, Chicago, Illinois and 900 Walnut Ridge Drive, Hartland, Wisconsin.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9 of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill, but in any event other than the Excluded Property described in clause (iii) of the definition thereof.

“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all written license agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark, Copyright or Goodwill, or any other patent, trademark, copyright, trade secret, know-how or any other intellectual property right, whether such Pledgor is a licensor or licensee under any such license agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks, Copyrights or Goodwill, or any other patent, trademark, copyright, trade secret, know-how or any other intellectual property right.

“Intercompany Notes” shall mean, with respect to each Pledgor, the Intercompany Note and all intercompany notes previously or hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing the Intercompany Note or such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), in each case, whether now owned or hereafter created by or assigned to such Pledgor, including those listed on Schedule 14(a) to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 11 to the Perfection Certificate as being owned by such Pledgor and all options, warrants and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided, however, that Pledged Securities shall not include any Equity Interests which are not required to be pledged pursuant to Section 5.11(b) of the Credit Agreement; and. provided, further, that Pledged Securities shall not include any Excluded Property.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Receivables” shall mean with respect to any Pledgor all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Securities Account Control Agreement” shall mean an agreement in form and substance reasonably satisfactory to the Collateral Agent, establishing the Collateral Agent’s Control with respect to any Securities Account.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Subsidiary Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, and other source indicators, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including those listed on Schedule 14(b) to the Perfection Certificate together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of any trademarks, (ii) Goodwill associated therewith, (iii) renewals thereof, (iv) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present and future infringements thereof.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of mandatory provisions of applicable Legal Requirements, any or all of the attachment, perfection or priority of the Collateral Agent’s and the other Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

“ULC” means an unlimited liability company, unlimited liability corporation or unlimited company incorporated or otherwise existing under the laws of British Columbia, Alberta, Nova Scotia or any other province or territory of Canada, or any similar entity.

“ULC Shares” means any Equity Interests which are shares of capital stock or other equity interests issued by a ULC.

“Voting Stock” shall mean, with respect to any Person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person and shall be deemed to include Equity Interests constituting “stock entitled to vote” within the meaning of Treasury Regulations Section 1.956-2(c)(2).

SECTION 1.2           Perfection Certificate.  The Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.
ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1            Grant of Security Interest.  As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i)            all Accounts;

(ii)          all Equipment, Goods, Inventory and Fixtures;

(iii)         all Documents, Instruments and Chattel Paper;

(iv)        all Letter-of-Credit Rights (whether or not the Letter of Credit is evidenced by a writing);

(v)          all Securities Collateral;

(vi)        all Investment Property;

(vii)       all Intellectual Property Collateral;

(viii)     the Commercial Tort Claims described on Schedule 15 to the Perfection Certificate;

(ix)         all General Intangibles;

(x)           all Money and all Deposit Accounts;

(xi)         all Supporting Obligations;

(xii)        all books and records relating to the Pledged Collateral;

(xiii)      to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible; and

(xiv)      all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property; provided, that the Pledgors shall from time to time at the reasonable request of the Collateral Agent provide to the Collateral Agent such other information regarding the Excluded Property as the Collateral Agent may reasonably request.  Notwithstanding anything to the contrary contained herein, the Pledgors shall not be required to provide physical Collateral or to otherwise perfect a security interest in any Collateral to the extent constituting an Excluded Perfection Action.

SECTION 2.2            Filings.

(a)              Each Pledgor hereby authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any UCC financing statements (including fixture filings except to the extent the burden or cost of obtaining such filings outweighs the benefit of the security afforded thereby as reasonably determined by the Administrative Agent in consultation with Borrower), continuation statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement, continuation statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets of the Debtor wheresoever located, whether now owned and existing or hereafter acquired” or words of similar effect and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the Real Property to which such Pledged Collateral relates.  Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon reasonable request by the Collateral Agent.

(b)              Upon the request of the Collateral Agent, in order to facilitate filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), each Pledgor shall execute and deliver such Copyright Security Agreements, Patent Security Agreements, Trademark Security Agreements and such other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder.  If any Pledgor fails to execute and deliver such agreements or other documents within ten Business Days of the Collateral Agent’s request, the Collateral Agent is hereby authorized to file, after the expiration of such ten Business Day period, such agreements or other documents, without the signature of such Pledgor and naming such Pledgor as debtor and the Collateral Agent as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1             Delivery of Certificated Securities Collateral.  Unless constituting an Excluded Perfection Action or Excluded Property, each Pledgor represents and warrants that all certificates or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a valid, enforceable, perfected first priority Lien thereon under applicable U.S. state law (subject to Permitted Liens).  Unless constituting an Excluded Perfection Action or Excluded Property, each Pledgor hereby agrees that all certificates or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof and required to be pledged hereunder shall promptly (but in any event within the time period required by Section 5.11 of the Credit Agreement be delivered to and held by or on behalf of the Collateral Agent pursuant hereto.  All such certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.  Except in the case of ULC Shares (which may only be assigned, transferred or registered in the name of the Collateral Agent or any of its nominees following an Event of Default and upon prior notice to the Borrower), the Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, upon notice to Borrower, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder.  In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time, upon prior notice to Borrower, to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2             Perfection of Uncertificated Securities Collateral.  Unless constituting an Excluded Perfection Action or Excluded Property, each Pledgor represents and warrants that, subject to Section 3.20 of the Credit Agreement, the Collateral Agent has a valid, enforceable, perfected first priority Lien under applicable U.S. state law (subject to Permitted Liens) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof.  Unless constituting an Excluded Perfection Action or Excluded Property, each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) except in the case of ULC Shares, cause the issuer (or, if such issuer is not a Subsidiary of such Pledgor, use commercially reasonable efforts to cause the issuer) to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Collateral Agent, (ii) if necessary to perfect a security interest under applicable Legal Requirements in such Pledged Securities, and to the extent permitted under applicable Legal Requirements, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof and (iii) upon request by the Collateral Agent, (A) cause the Organizational Documents of each such issuer that is a Subsidiary of Borrower to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.

SECTION 3.3             Financing Statements and Other Filings; Maintenance of Perfected Security Interest.  Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Collateral Agent may reasonably request, all in reasonable detail and (ii) unless constituting an Excluded Perfection Action, at any time and from time to time, upon the written request of the Collateral Agent, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including (1) the filing of any financing statements, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and (2) except in the case of ULC Shares, the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by applicable Legal Requirements to perfect (to the extent a security interest in such Pledged Collateral may be so perfected under applicable Legal Requirements), continue and maintain a valid, enforceable, first priority security interest (subject to Permitted Liens) in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral.

SECTION 3.4            Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents, warrants and covenants as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral (unless constituting an Excluded Perfection Action):

(a)            Instruments and Tangible Chattel Paper.  As of the Closing Date, (i) no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper, with an individual face amount  in excess $250,000 or with an aggregate face amount in excess of $500,000, other than such Instruments and Tangible Chattel Paper listed in Schedule 12 to the Perfection Certificate, (ii) the Intercompany Note has been delivered to the Collateral Agent, accompanied by an endorsement to the Intercompany Note in the form attached thereto duly executed in blank by each Pledgor and (iii) unless constituting an Excluded Perfection Action, each such Instrument and each such item of Tangible Chattel Paper listed in Schedule 12 to the Perfection Certificate has been delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank.  If after the Closing Date any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper and has not previously been delivered to the Collateral Agent, unless constituting an Excluded Perfection Action, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within 30 days after receipt thereof (or such longer period as the Collateral Agent may approve in its sole discretion)) deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b)            Electronic Chattel Paper and Transferable Records.  As of the Closing Date, each Pledgor hereby represents and warrants that no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) with an individual face amount in excess of $250,000 or with an aggregate face amount in excess of $500,000, other than such Electronic Chattel Paper and transferable records listed in Schedule 12 to the Perfection Certificate.  If, after the Closing Date, any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, unless constituting an Excluded Perfection Action, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall within 30 days (or such longer period as the Collateral Agent may approve in its sole discretion) notify the Collateral Agent and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(c)            Commercial Tort Claims.  As of the Closing Date, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims, with an individual value in excess of $250,000 or with an aggregate value in excess of $500,000, other than those listed in Schedule 15 to the Perfection Certificate.  If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, unless constituting an Excluded Perfection Action, such Pledgor shall within 30 days (or such longer period as the Collateral Agent may approve in its sole discretion) notify the Collateral Agent in writing signed by such Pledgor of the details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, and with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

(d)            Deposit Accounts.  As of the Closing Date, each Pledgor hereby represents and warrants that no Pledgor has any Deposit Accounts other than the accounts listed in Schedule 16(a) to the Perfection Certificate.  The Collateral Agent shall have a valid, enforceable, perfected first priority Lien under applicable U.S. state law (subject to Permitted Liens) in each such Deposit Account (other than an Excluded Account), which security interest is perfected by Control (other than perfection with respect to the Excluded Accounts); provided that if, despite the use of commercially reasonable efforts, the Pledgors are unable to provide for such perfection by Control in any such Deposit Account on the Closing Date, the Pledgors shall continue to use commercially reasonable efforts to provide for perfection by Control in all such Deposit Accounts within 60 days (or such longer period as the Collateral Agent may approve in its sole discretion) following the Closing Date.  No Pledgor shall hereafter establish and maintain any Deposit Account (other than an Excluded Account) unless the applicable Bank and such Pledgor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account.  The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing.  The provisions of this Section 3.4(d) shall not apply to any Deposit Accounts for which the Collateral Agent is the Bank.  No Pledgor shall grant Control of any Deposit Account (other than (x) Liens arising under Legal Requirements with respect to any Deposit Account which is an Excluded Account pursuant to clause (iii) or (iv) of the definition thereof, and (y) Liens arising under documents establishing or related to the fiduciary or trust purpose of any Deposit Account which is an Excluded Account pursuant to clause (v) of the definition thereof) to any person other than the Collateral Agent.

(e)            Securities Accounts and Commodity Accounts.  As of the Closing Date, each Pledgor hereby represents and warrants that, it has neither opened nor maintains any Securities Accounts or Commodity Accounts in which the amount and/or fair market value of the financial assets and/or commodity contracts, as the case may be, held from time to time in such accounts exceeds $500,000 in the aggregate, other than those listed on Schedule 16(b) to the Perfection Certificate.  The Collateral Agent has a valid, enforceable, perfected first priority Lien under applicable U.S. state law (subject to Permitted Liens) in each such Securities Accounts and Commodity Accounts (other than any Securities Account or Commodity Account which is Excluded Property), which security interest is perfected by Control; provided that if, despite the use of commercially reasonable efforts, the Pledgors are unable to provide for such perfection by Control in any such Securities Account or Commodity Account on the Closing Date, the Pledgors shall continue to use commercially reasonable efforts to provide for perfection by Control in all such Securities Accounts and Commodity Accounts within 60 days (or such longer period as the Collateral Agent may approve in its sole discretion) following the Closing Date.  As of the Closing Date, each Pledgor hereby represents and warrants that it does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities and those maintained in Securities Accounts or Commodity Accounts listed on Schedule 16(b) to the Perfection Certificate or in respect of which the Collateral Agent has Control.  If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property and having a fair market value in excess of $200,000 in the aggregate, such Pledgor shall promptly (and in any event within 30 days of acquiring such security (or such longer period as the Collateral Agent may approve in its sole discretion)) (i) endorse, (except in the case of ULC Shares) assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent or (ii) deliver such securities into a Securities Account with respect to which a Control Agreement is in effect in favor of the Collateral Agent.  If any securities now or hereafter acquired by any Pledgor constituting Investment Property and having a fair market value in excess of $200,000 in the aggregate are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly (and in any event within 30 days of acquiring such security) notify the Collateral Agent thereof and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause the issuer to agree to comply with Entitlement Orders or other instructions from the Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (B) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Collateral Agent has Control or (C) except in the case of ULC Shares, arrange for the Collateral Agent to become the registered owner of the securities.  If any Pledgor hereafter establishes and maintains any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary, unless the assets contained therein constitute Excluded Property, such Pledgor shall have duly executed and delivered to the Collateral Agent a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be.  The Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities or, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would immediately occur.  The provisions of this Section 3.4(e) shall not apply to any Investment Property credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.  No Pledgor shall grant Control over any Investment Property to any person other than Collateral Agent.

(f)            Letter of Credit Rights.  As of the Closing Date, each Pledgor hereby represents and warrants that it holds no Letter-of-Credit Rights with an individual value in excess of $250,000 or an aggregate value in excess of $500,000, other than such Letter-of-Credit Rights listed in Schedule 17 to the Perfection Certificate.  If any Pledgor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Pledgor (other than (i) a Letter of Credit issued pursuant to the Credit Agreement or (ii) a letter of credit that is a “supporting obligation” (as defined in Section 9-102 of the UCC) with respect to other Pledged Collateral in which the Collateral Agent has a valid, enforceable, perfected first priority Lien under applicable U.S. state law (subject to Permitted Liens)), unless constituting an Excluded Perfection Action, such Pledgor shall within 30 days (or such longer period as the Collateral Agent may approve in its sole discretion) notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Pledgor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (at the option of such Pledgor) (A) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (B) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Pledgor unless an Event of Default has occurred or is continuing.

SECTION 3.5            Joinder of Additional Subsidiary Guarantors.  Upon execution of a Joinder Agreement substantially in the form of Exhibit 3 hereto by any Subsidiary of a Loan Party in accordance with the requirements of Section 5.11 of the Credit Agreement, such Subsidiary shall constitute a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Pledgor herein.  The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder.  The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement or any other Loan Document.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1           Title.  Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral and Securities Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral and Securities Collateral pledged by it hereunder, free and clear of any and all Liens (other than Permitted Liens) of others.

SECTION 4.2            Other Financing Statements.  It has not filed, authorized or permitted any third party to file (nor will it authorize or permit), any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to (a) this Agreement, (b) the Credit Agreement or (c) in favor of any holder of a Permitted Lien with respect to such Permitted Lien.

SECTION 4.3            Defense of Claims.  Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Permitted Liens.

SECTION 4.4            [Intentionally omitted].

SECTION 4.5            Headquarters.  Borrower shall use its commercially reasonable efforts to obtain, with respect to the Headquarters, a landlord access agreement in form and substance reasonably satisfactory to the Collateral Agent within 60 days following the Closing Date (which deadline may be extended in the sole discretion of the Collateral Agent).  In the event that Borrower shall, after the date hereof, relocate its corporate headquarters to another location, Borrower shall (i) give the Collateral Agent at least 30 days’ (or such shorter period as the Collateral Agent may approve in its sole discretion) prior written notice of its intention to relocate its corporate headquarters and (ii) use its commercially reasonable efforts to obtain, with respect to such new corporate headquarters, a landlord access agreement in form and substance reasonably satisfactory to the Collateral Agent within 60 days following such relocation (which deadline may be extended in the sole discretion of the Collateral Agent).

SECTION 4.6            Due Authorization and Issuance.  All of the Pledged Securities existing on the Closing Date and issued by a Pledgor hereunder have been, and to the extent any Pledged Securities are hereafter issued or acquired, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and (except in the case of ULC Shares) non-assessable to the extent applicable.

SECTION 4.7            Consents, etc.  In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers as set forth in Article 9 hereunder, and determines it necessary to obtain any approvals or consents of any Governmental Authority or regulatory body or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8            Insurance.  In the event that the proceeds of any insurance claim are paid after the Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be paid to the Collateral Agent to satisfy any deficiency remaining after such foreclosure.  The Collateral Agent shall retain its interest in the insurance policies and coverages required to be maintained pursuant to the Credit Agreement during any redemption period.  Borrower shall deliver a lender’s loss payable endorsements reasonably satisfactory to Collateral Agent within 30 days of the Closing Date (or such longer period as the Collateral Agent may approve in its sole discretion).

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1            Pledge of Additional Securities Collateral.  Subject to Section 5.11 of the Credit Agreement, unless constituting an Excluded Perfection Action or Excluded Property, each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes required to be pledged hereunder, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within the time period required by Section 5.11 of the Credit Agreement deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement.  Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2            Voting Rights; Distributions; etc.

(a)            Subject to Section 5.2(b), each Pledgor shall be entitled:

(i)            to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the Credit Agreement or any other Loan Document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to materially and adversely affect the value of the Securities Collateral; provided, further, for the avoidance of doubt, that nothing in this clause is intended to suggest that absent this provision a Pledgor of ULC Shares would not have all rights described herein; and

(ii)            to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent not prohibited by the provisions of the Credit Agreement; provided, however, that, unless constituting an Excluded Perfection Action, any and all such Distributions consisting of rights or interests in the form of certificated securities (other than Excluded Property) or Intercompany Notes shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within 30 days (or such longer period as the Collateral Agent may approve in its sole discretion) after receipt thereof) delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); provided, further, for the avoidance of doubt, that nothing in this clause is intended to suggest that absent this provision a Pledgor of ULC Shares would not have all rights described herein.

(b)              Upon the occurrence and during the continuance of any Event of Default, at the election of the Collateral Agent upon written notice to Borrower on behalf of the Pledgors:

(i)            except in the case of ULC Shares, all rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights (unless the Collateral Agent has, in its discretion, permitted such Pledgor to exercise such rights) until the cure or waiver of all Events of Default, at which time all such rights automatically shall revert to such Pledgor, subject to revesting in the event a subsequent Event of Default shall occur and be continuing; and

(ii)            except in the case of ULC Shares, all rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions until the cure or waiver of all Events of Default, at which time all such rights automatically shall revert to such Pledgor, subject to revesting in the event a subsequent Event of Default shall occur and be continuing.

(c)            Each Pledgor shall, at its sole cost and expense, at any time that an Event of Default shall have occurred and be continuing, execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(a)(ii) hereof.

(d)            All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof (i) shall be received in trust for the benefit of the Collateral Agent and (ii) shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3             Defaults, etc.  Each Pledgor hereby represents and warrants that (a) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder and  (b) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto.

SECTION 5.4            Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

(a)            Except in the case of an issuer of ULC Shares, in the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b)            In the case of each Pledgor which is a partner, shareholder, member or holder of any Equity Interests, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent permitted by applicable Legal Requirements to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default and upon notice to Borrower on behalf of the Pledgors, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent, as the case may be, or its nominee as a substituted partner, shareholder, member or holder of such Equity Interests in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder, member or holder of such Equity Interests, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

SECTION 6.1            Grant of Intellectual Property License.  For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent such Pledgor has the right, an irrevocable (during the term of this Agreement), non-exclusive, worldwide, license to use and sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located, exercisable without payment of royalty or other compensation to such Pledgor only for the purpose of exercising the rights and remedies under Article VI of this Agreement during the continuance of an Event of Default.  Such license shall include access to all media and physical materials in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.  During the existence or exercise of any such license during the continuance of an Event of Default, the Collateral Agent acknowledges and agrees, and shall cause any of its potential licensees to acknowledge and agree, that the nature and quality of any goods or services offered under any Trademark, and all advertising, promotional and other materials bearing any Trademark shall equal or exceed the quality standards currently associated with that Trademark and shall provide such goods or services in accordance with all applicable rules, regulations and laws, and in a manner that does not harm the Goodwill associated with such Trademark.

SECTION 6.2           [Intentionally omitted].

SECTION 6.3            [Intentionally omitted].

SECTION 6.4            Protection of Collateral Agent’s Security.  Until termination of this Agreement or release of the Pledged Collateral hereunder, each Pledgor shall, at its sole cost and expense, (a) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office, in each case, to which such Pledgor is a Party or of which such Pledgor becomes aware, regarding any such Pledgor’s claim of ownership in or right to use Intellectual Property Collateral, such Pledgor’s right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, where such event could reasonably be expected to have a Material Adverse Effect, (b) maintain all Intellectual Property Collateral and not permit any Intellectual Property Collateral to lapse or become abandoned, unless such Pledgor shall have determined in its commercially reasonable business judgment that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Pledgor’s business and that the loss thereof could not reasonably be expected to materially and adversely affect such Pledgor’s business, (c) not settle or compromise any pending or future litigation or administrative proceeding with respect to any Intellectual Property Collateral, except as shall be consistent with its commercially reasonable business judgment, (d) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may reasonably be expected to materially and adversely affect the value or utility of any Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Intellectual Property Collateral, where such event could reasonably be expected to have a Material Adverse Effect, (e) not license any Intellectual Property Collateral other than (i) licenses permitted under the terms of the Credit Agreement, (ii) intercompany licenses and (iii) licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, without the consent of the Collateral Agent (such consent not to be unreasonably withheld), (f) diligently keep adequate records respecting all Intellectual Property Collateral and (g) furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request.

SECTION 6.5            After-Acquired Property.  If any Pledgor shall at any time after the date hereof (a) obtain any rights to any additional Intellectual Property Collateral or (b) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, or if any intent-to use trademark application is no longer subject to clause (iii) of the definition of Excluded Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (a) or (b) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party.  With respect to any Intellectual Property Collateral or applications therefor (unless constituting Excluded Property) acquired after the date hereof, unless constituting an Excluded Perfection Action, such Pledgor shall execute and deliver to the Collateral Agent such Copyright Security Agreements, Trademark Security Agreements and Patent Security Agreements as shall be reasonably necessary to perfect the Collateral Agent’s security interest in such Intellectual Property Collateral, no later than 30 days (or such longer period as the Collateral Agent may approve in its sole discretion) after the end of the calendar quarter in which such Pledgor acquires such Intellectual Property Collateral or applications therefor.

SECTION 6.6            Litigation.  Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral.  Upon the occurrence and during the continuance of any Event of Default and upon notice by the Collateral Agent to Borrower on behalf of the Pledgors, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder.  In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful and commercially reasonable acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement.  In the event that, upon the occurrence and continuance of any Event of Default, the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person.
ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1            Maintenance of Records.  Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver copies of all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor).  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agent’s security interest therein without the consent of any Pledgor.

SECTION 7.2            Legend.  Except to the extent constituting an Excluded Perfection Action, each Pledgor shall legend, upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent and in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

SECTION 7.3            Modification of Terms, etc.  No Pledgor shall (i) rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, (ii) extend or renew any such obligations, (iii) compromise or settle any dispute, claim, suit or legal proceeding relating thereto or (iv) sell any Receivable or interest therein except, in each case, in the ordinary course of business and as deemed necessary or advisable in such Pledgor’s commercially reasonable business judgment, exercised in good faith, or with the prior written consent of the Collateral Agent.

SECTION 7.4           Collection.  Each Pledgor shall cause to be collected from the Account Debtor of each of the Receivables, as and when due in the ordinary course of business and in accordance with reasonable business judgment (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures unless such Pledgor shall reasonably determine that such efforts would be of negligible economic value), any and all amounts owing under or on account of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (a) a refund or credit due as a result of returned or damaged or defective merchandise and (b) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time.

ARTICLE VIII

[INTENTIONALLY OMITTED]
ARTICLE IX

REMEDIES

SECTION 9.1            Remedies.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral (subject to any notice requirements set forth in this Agreement), in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(a)            Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice to the extent permitted by applicable law or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(b)            Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than three Business Days after receipt thereof) pay such amounts to the Collateral Agent;

(c)            Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(d)            Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense:  (i) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (ii) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (iii) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition, it being acknowledged that each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(d) is of the essence hereof and upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(e)            Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral;

(f)            Retain and apply the Distributions to the Secured Obligations as provided in Article IX hereof;

(g)            Except in the case of ULC Shares, exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral;

(h)            Institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in the Pledged Collateral or the perfection or priority thereof; and

(i)            Subject to Section 11.17 hereof in the case of ULC Shares, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2, sell, assign, transfer or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.  The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale.  Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any Legal Requirement now existing or hereafter enacted.  The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 9.2           Notice of Sale.  Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by any Legal Requirement, 10 days prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market (in which case no such prior notice shall be required).  No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3            Waiver of Notice and Claims; Other Waivers; Marshalling.

(a)            Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, notice of judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under any Legal Requirement, and each Pledgor hereby further waives, to the fullest extent permitted by applicable Legal Requirements (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Legal Requirements.  The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX except to the extent resulting solely from the Collateral Agent’s gross negligence or willful misconduct as finally judicially determined by a court of competent jurisdiction.  Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity or otherwise against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

(b)            Each Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of Credit Extensions, Pledged Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description.

(c)            The Collateral Agent shall not be required to marshal any present or future collateral security (including the Pledged Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order.  To the maximum extent permitted by applicable Legal Requirements, each Pledgor hereby agrees that it will not invoke any Legal Requirement relating to the marshalling of collateral and hereby waives to the fullest extent permitted by applicable Legal Requirements the benefits of all such Legal Requirements.

SECTION 9.4            Standards for Exercising Rights and Remedies.  To the extent that applicable Legal Requirements impose duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Pledgor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Pledged Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Pledged Collateral to be disposed of, or to obtain or, if not required by other Legal Requirements, to fail to obtain consents for Governmental Authorities or third parties for the collection or disposition of Pledged Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other persons obligated on Pledged Collateral or to fail to remove liens or encumbrances on or any adverse claims against Pledged Collateral, (d) to exercise collection remedies against Account Debtors and other persons obligated on Pledged Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Pledged Collateral through publications or media of general circulation, whether or not the Pledged Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as any Pledgor, for expressions of interest in acquiring all or any portion of the Pledged Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Pledged Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim or modify disposition warranties, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Pledged Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Pledged Collateral, or (l) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Pledged Collateral.  The Pledgors acknowledge that the purpose of this Section 9.4 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would fulfill the Collateral Agent’s duties under the UCC or other Legal Requirements of the state or any other relevant jurisdiction in the Collateral Agent’s exercise of remedies against the Pledged Collateral and that other actions or omissions by the Collateral Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 9.4.  Without limiting the foregoing, nothing contained in this Section 9.4 shall be construed to grant any rights to any Pledgor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable Legal Requirements in the absence of this Section 9.4.

SECTION 9.5            Certain Sales of Pledged Collateral.

(a)            Each Pledgor recognizes that, by reason of certain prohibitions contained in Legal Requirements, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of a Governmental Authority.  Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable Legal Requirements, the Collateral Agent shall have no obligation to engage in public sales.

(b)            Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state or foreign securities’ laws, the Collateral Agent may be compelled, with respect to any sale or disposition of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state or foreign securities laws, even if such issuer would agree to do so.

(c)            Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the request of the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Parties, cause any registration, qualification under or compliance with any federal, state or foreign securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors.  Each Pledgor will cause such registration to be effected (and be kept effective) and cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state or foreign securities laws and appropriate compliance with all other requirements of any Governmental Authority.  Each Pledgor shall cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Collateral Agent against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that such indemnification shall not be available to the extent any claims, losses, damages or liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have directly resulted solely from the bad faith, gross negligence or willful misconduct of the Collateral Agent.

(d)            If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall, and shall cause each issuer of Securities Collateral and Investment Property to be sold hereunder to, from time to time furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number and nature or interest, of securities or other instruments included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(e)            Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.5 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.5 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

SECTION 9.6           No Waiver; Cumulative Remedies.

(a)            No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by applicable Legal Requirements, in equity or otherwise.

(b)            In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.7          Certain Additional Actions Regarding Intellectual Property.  If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the Intellectual Property Collateral or such other documents as are necessary or appropriate to carry out the intent and purposes hereof; provided, however, that if the Event of Default is no longer continuing, the Collateral Agent shall promptly execute and deliver to each Pledgor such reassignments or other documents necessary to place such Pledgors in control and ownership of such Intellectual Property Collateral.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1         Application of Proceeds.  The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Credit Agreement.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1         Concerning Collateral Agent.

(a)            The Collateral Agent has been appointed as Collateral Agent pursuant to the Credit Agreement.  The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement.  The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement.  Each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms of this Agreement.  The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.  The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement.  Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement.  After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(b)            Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests; provided that neither the Collateral Agent nor any of the other Secured Parties nor any of their respective directors, officers, employees or agents shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, (ii) failing to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so or (iii) failing to take any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(c)            The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d)            If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the provisions hereof shall control.

(e)            The Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.13 of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes and which was caused by a Pledgor’s delay in providing such information. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 11.2        Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact.  If (a) any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) unless being contested in accordance with the terms of the Credit Agreement, pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) unless being contested in accordance with the terms of the Credit Agreement, (v) discharge Liens or (vi) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, upon the occurrence and during the continuance of the Event of Default arising from any such failure to pay or perform or such breach of any representation or warranty, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement.  Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement.  Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to perform any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.  Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or, except in the case of ULC Shares, otherwise, from time to time during the continuance of an Event of Default in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Loan Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof.  The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.  Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 11.3        Continuing Security Interest; Assignment.  This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) be binding upon the Pledgors, their respective successors and assigns and (b) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns.  No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto.  Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer any obligations held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement.

SECTION 11.4         Termination; Release; Reinstatement.  This Agreement shall terminate and the Pledged Collateral shall be released from the Lien of this Agreement when the Commitments have been terminated and the principal of and interest and premium (if any) on each Loan, all Fees and all other expenses or amounts payable (other than contingent indemnification obligations) under any Loan Document shall have been paid in full. Upon termination hereof, the security interests granted hereby shall automatically terminate and all rights to the Pledged Collateral shall automatically revert to the applicable Pledgor or to such other person as may be entitled thereto pursuant to any Order or other applicable Legal Requirement.  Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Collateral Agent shall promptly, upon the written request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to the Pledgors, against receipt and without recourse to or warranty by the Collateral Agent except that the Collateral Agent has not assigned or otherwise transferred its security interest in the Pledged Collateral, such of the Pledged Collateral to be released (in the case of a release) as may be in possession or control of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, with such endorsements or proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.  Each Pledgor agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Pledgor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made.  If, prior to any of the foregoing, any Lien or other Collateral securing such Pledgor’s liability hereunder shall have been released or terminated by virtue of the foregoing, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Pledgor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

SECTION 11.5         Modification in Writing.  No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent.  Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6         Notices.  Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7         Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.  Sections 10.09 and 10.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8        Severability of Provisions.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11.9         Execution in Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.10     Business Days.  In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the immediately succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11      [Intentionally Omitted].

SECTION 11.12     No Credit for Payment of Taxes or Imposition.  No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

SECTION 11.13     No Claims Against Collateral Agent.  Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.14      No Release.  Except as provided in Section 11.4 and Section 9.2(a) of the Credit Agreement, nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith.  The obligations of each Pledgor contained in this Section 11.14 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 11.15      Overdue Amounts.  Until paid, all amounts due and payable under this Agreement shall constitute Secured Obligations and shall bear interest, whether before or after judgment, at the Default Rate.

SECTION 11.16     Obligations Absolute.  All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)             any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

(ii)            any lack of validity or enforceability of any Loan Document, or any other agreement or instrument relating thereto against any Pledgor;

(iii)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;

(iv)           any pledge, exchange, release or non-perfection or loss of priority of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v)            any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, or any Loan Document; or

(vi)           any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor (other than a defense of payment or performance in full of the Secured Obligations).

SECTION 11.17     ULC Shares.  Notwithstanding the grant of security interest made by the Pledgors in favor of the Collateral Agent, its successor and assigns, for the ratable benefit of the Secured Parties, of all of its Pledged Collateral, or anything else contained in this Agreement or any other Loan Document, any Pledgor that owns or acquires any ULC Shares or controls any ULC Shares pledged hereunder shall remain registered as the sole registered and beneficial owner of such ULC Shares and will remain as registered and beneficial owner until such time as such ULC Shares are effectively transferred into the name of the Collateral Agent or any other person on the books and records of such ULC. Accordingly, such Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Securities Collateral (except insofar as the Pledgor has granted a security interest therein and is required to deliver such dividend or distribution in accordance herewith) and shall have the right to vote such Securities Collateral and to control the direction, management and policies of the ULC that is the issuer of such ULC Shares to the same extent as the Pledgor would if such ULC Shares were not pledged to the Collateral Agent (for its own benefit and for the benefit of the Secured Parties, or otherwise) pursuant hereto.  Nothing in this Agreement or any other Loan Document, is intended to or shall constitute the Collateral Agent, any Secured Party, or any person, other than the applicable Pledgor, as a shareholder or member of any ULC until such time as notice is given to such ULC and further steps are taken thereunder so as to register the Collateral Agent or any other person as the holder of the ULC Shares issued by such ULC. To the extent any provision hereof would have the effect of constituting the Collateral Agent, any Secured Party or any other person as a shareholder or member of a ULC prior to such time, such provision shall be severed herefrom and ineffective with respect to the ULC Shares issued by such ULC without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to the Securities Collateral other than ULC Shares. Except upon the exercise of rights to sell or otherwise dispose of ULC Shares following the occurrence and during the continuance of an Event of Default, no Pledgor shall cause or permit, or enable any ULC in which it holds ULC Shares to cause or permit, the Collateral Agent to: (a) be registered as a shareholder or member of such ULC; (b) have any notation entered in its favor in any securities register of such ULC; (c) be held out as a shareholder or member of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Collateral Agent holding a security interest in such ULC or ULC Shares; or (e) act as a shareholder or member of such ULC, or exercise any rights of a shareholder or member of such ULC including the right to attend a meeting of, or to vote such ULC Shares

 [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

MERGE HEALTHCARE INCORPORATED,
as Pledgor

By:	/s/ Justin C. Dearborn
Name: Justin C. Dearborn
Title: Chief Executive Officer

MERGE ASSET MANAGEMENT CORP.
MERGE ECLINICAL INC.
MERGE HEALTHCARE SOLUTIONS INC.
MERGE SF HOLDINGS, INC.
MERGE SH HOLDINGS, INC.
REQUISITE SOFTWARE INC.,
as Pledgor

By:	/s/ Justin C. Dearborn
Name: Justin C. Dearborn
Title: President

[Signature Page to Security Agreement]

Accepted and Agreed:

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Senior Managing Director

[Signature Page to Security Agreement]

EXHIBIT 1
[Form of]

 ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 29, 2014, by and among MERGE HEALTHCARE INCORPORATED, a Delaware corporation (“Borrower”), the other Pledgors party thereto and GUGGENHEIM CORPORATE FUNDING, LLC, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), (ii) to the extent permitted by applicable Legal Requirements agrees promptly to note on its books the security interests granted to the Collateral Agent under the Security Agreement, (iii) agrees that, upon the occurrence and during the continuance of an Event of Default, upon notice from the Collateral Agent and unless and until notified by the Collateral Agent that such Event of Default has been waived in accordance with the terms of the Credit Agreement, it will comply with instructions of the Collateral Agent with respect to the applicable Securities Collateral (including all Equity Interests of the undersigned) without further consent by the applicable Pledgor and (iv) agrees to notify the Collateral Agent promptly after obtaining knowledge of any Lien in favor of any person in the applicable Securities Collateral (other than Permitted Liens).

[ ]

By:
Name:
Title:

EXHIBIT 2

[Form of]

 PLEDGE AMENDMENT

This Pledge Amendment, dated as of [•], 20[•], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 29, 2014, by and among MERGE HEALTHCARE INCORPORATED, a Delaware corporation (“Borrower”), the other Pledgors party thereto and GUGGENHEIM CORPORATE FUNDING, LLC, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).  The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES
ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S)	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ],
as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:
Name:
Title:

2

EXHIBIT 3

[Form of]

 JOINDER AGREEMENT

[Name of New Pledgor]
 [Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 29, 2014, by and among MERGE HEALTHCARE INCORPORATED, a Delaware corporation (“Borrower”), the other Pledgors party thereto and GUGGENHEIM CORPORATE FUNDING, LLC, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [•] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement.  The New Pledgor hereby agrees to be bound as a Subsidiary Guarantor to the Credit Agreement and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement.  The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement.  Without limiting the generality of the foregoing, as collateral security for the payment and performance in full of all the Secured Obligations, the New Pledgor hereby grants and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, a Lien on and security interest in and to all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Subsidiary Guarantor and Pledgor thereunder.  The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.  Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor.  Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THAT WOULD APPLY THE LAWS OF ANOTHER JURSIDICTION.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:
Name:
Title:

 [Schedules to be attached]
2

EXHIBIT 4

[Form of]

 COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of [•], by [•], a [•] located at  [•] and  [•], a [•] located at  [•] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of  April 29, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Merge Healthcare Incorporated (the “Borrower”), the Pledgors and certain other affiliates of the Borrower,  Guggenheim Corporate Funding, LLC, in its capacity as administrative agent and lead arranger, and the lending institutions listed therein (the “Lenders”), have agreed to make loans and other financial accommodations to the Borrower upon the terms and provisions of the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, the Pledgor, the Borrower and certain of its affiliates are party to a Security Agreement, dated as of April 29, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1.           Defined Terms.

Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement. For the purpose of clarity, “Copyrights”, as defined in the Security Agreement, shall mean, collectively, with respect to each Pledgor, all works of authorship (whether protected by statutory or common law copyright, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, including the copyrights, registrations and applications listed on Schedule 14(c) to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of such copyrights, (ii) renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

SECTION 2.           Grant of Security Interest in Copyright Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

(a)            all Copyrights of such Pledgor, including the United States registered Copyrights and Copyrights applications which as of the date hereof are listed on Schedule I attached hereto; and

(b)            all Proceeds of any and all of the foregoing.

SECTION 3.           Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.           Termination.  Upon the payment in full of the Secured Obligations (other than contingent obligations) and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the lien on and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5.           Counterparts.  This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]
2

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[PLEDGORS]

By:
Name:
Title:

AGREED TO AND ACCEPTED

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:
OWNER	TITLE

4

EXHIBIT 5
[Form of]

 PATENT SECURITY AGREEMENT

Patent Security Agreement, dated as of [•], by [•], a [•] located at [•] and [•], a [•] located at  [•] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of April 29, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Merge Healthcare Incorporated (the “Borrower”), the Pledgors and certain other affiliates of the Borrower,  Guggenheim Corporate Funding, LLC, in its capacity as administrative agent and lead arranger, and the lending institutions listed therein (the “Lenders”), have agreed to make loans and other financial accommodations to the Borrower upon the terms and provisions of the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, the Pledgor, the Borrower and certain of its affiliates are party to a Security Agreement, dated as of April 29, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1.           Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement. For the purpose of clarity, “Patents” shall mean, collectively, with respect to the Pledgors, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), in each case, whether now owned or hereafter created by or assigned to such Pledgor, including those listed on Schedule 14(a) to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

SECTION 2.           Grant of Security Interest in Patent Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a)            all Patents of such Pledgor, including the patents and patent applications which as of the date hereof are listed on Schedule I attached hereto; and

(b)            all Proceeds of any and all of the foregoing.

SECTION 3.           Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.           Termination.  Upon the payment in full of the Secured Obligations (other than contingent obligations) and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the lien on and security interest in the Patents under this Patent Security Agreement.

SECTION 5.           Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[signature page follows]
2

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[PLEDGORS]

By:
Name:
Title:

AGREED TO AND ACCEPTED

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENTS AND PATENT APPLICATIONS
Issued Patents:

OWNER	PATENT NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

4

EXHIBIT 6
[Form of]

 TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of [•],by [•], a [•], located at  [•] and  [•], a [•], located at  [•] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of  April 29, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Merge Healthcare Incorporated (the “Borrower”), the Pledgor and certain other affiliates of the Borrower,  Guggenheim Corporate Funding, LLC, in its capacity as administrative agent and lead arranger, and the lending institutions listed therein (the “Lenders”), have agreed to make loans and other financial accommodations to the Borrower upon the terms and provisions of the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, the Pledgor, the Borrower and certain of its affiliates are party to a Security Agreement, dated as of April 29, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1.           Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement. For the purpose of clarity, “Trademarks” as defined in the Security Agreement shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, and other source indicators, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including those listed on Schedule 14(b) to the Perfection Certificate together with any and all (i) rights and privileges arising under applicable Legal Requirements with respect to such Pledgor’s use of any trademarks, (ii) Goodwill associated therewith, (iii) renewals thereof, (iv) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present and future infringements thereof.

SECTION 2.           Grant of Security Interest in Trademark Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

(a)            all Trademarks of such Pledgor, including the United States registered Trademarks and Trademark applications (other than Excluded Property) which as of the date hereof are listed on Schedule I attached hereto;

(b)            all Goodwill associated with such Trademarks; and

(c)            all Proceeds of any and all of the foregoing.

SECTION 3.           Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.           Termination.  Upon the payment in full of the Secured Obligations (other than contingent obligations) and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the lien on and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5.           Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]
2

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[PLEDGORS]

By:
Name:
Title:

AGREED TO AND ACCEPTED

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:
Name:
Title:
3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

4